ASHMORE FUNDS

Supplement dated November 9, 2017 to the Ashmore Funds Prospectus, Dated April 11, 2017 (supplemented thereafter)

Disclosure Related to Ashmore Emerging Markets Hard Currency Debt Fund (the “Fund”)

On November 7, 2017 the Board of Trustees of Ashmore Funds approved a plan of liquidation (the “Plan of Liquidation”) for Ashmore Emerging Markets Hard Currency Debt Fund (the “Fund”), with such liquidation scheduled to take place on or about November 17, 2017 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares generally – that is, as a sale that may result in a gain or loss to shareholders for U.S. federal income tax purposes.

Effective as of the close of business on November 9, 2017, Class A, Class C and Institutional Class Shares of the Fund will no longer be available for purchase by new or existing investors or be available for exchanges from the other series of Ashmore Funds.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell or Exchange Shares” in the Fund’s Prospectus. Effective November 9, 2017, or as soon as practicable thereafter, the Fund will waive any contingent deferred sales charges that may be applicable to the redemption of the Fund’s Class A or Class C Shares, respectively.

Shareholders may also exchange their shares for shares of a different series of Ashmore Funds, subject to any investment minimums and other restrictions on exchanges as described under “How to Sell or Exchange Shares” in the Fund’s Prospectus.

Disclosure Related to Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”)

The following changes will be effective as of January 8, 2018:

1.	The first two sentences of the first paragraph of the section entitled “Summary Information About the Funds—Ashmore Emerging Markets Small-Cap Equity Fund—Principal Investment Strategies” is revised in its entirety as follows.

The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as any issuer included in the MSCI Emerging Market Small Cap Index at the time of purchase, as well as any issuer with a market capitalization that is in the lowest 15% of the market capitalization range of issuers included in the MSCI Emerging Markets Investible Market Index (IMI) at the time of purchase (between $83 million and $3.0 billion as of September 30, 2017).

2.	The first two sentences of the first paragraph of the section entitled “Principal Investments and Strategies of Each Fund—Ashmore Emerging Markets Small-Cap Equity Fund—Principal Investment Strategies” is revised in its entirety as follows.

The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as any issuer included in the MSCI Emerging Market Small Cap Index at the time of purchase, as well as any issuer with a market capitalization that is in the lowest 15% of the market capitalization range of issuers included in the MSCI Emerging Markets Investible Market Index (IMI) at the time of purchase (between $83 million and $3.0 billion as of September 30, 2017).

Investors Should Retain This Supplement for Future Reference